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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 4, 2001


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                             ATRIUM COMPANIES, INC.
             (Exact name of Registrant as specified in its charter)


            DELAWARE                   333-20095               75-2642488
         (State or other        (Commission File Number)    (I.R.S. Employer
 jurisdiction of incorporation)                          Identification Number)

   1341 W. MOCKINGBIRD LANE
          SUITE 1200W                                             75247
         DALLAS, TEXAS                                          (Zip code)
     (Address of principal
      executive offices)


       Registrant's telephone number, including area code: (214) 630-5757

                                       N/A
                  (former address if changed since last report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

         Atrium Companies, Inc. ("Atrium"), today announced the appointments and changes of various management positions. These positions include Jeff L. Hull as President and Chief Executive Officer, C. Douglas Cross as Chief Operating Officer of Vinyl Operations, Robert E. Burns as Chief Operating Officer of Aluminum Operations, and Eric W. Long as Chief Financial Officer.

         Statements in this Current Report on Form 8-K, other than statements of historical information, are forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements are inherently uncertain. Actual performance and results may differ materially from those projected or suggested herein due to certain risks and uncertainties including, without limitation, the risks associated with the ability to consummate the transactions set forth above, as well as operating risks. Those and other risks are described in Atrium's filings with the Securities and Exchange Commission (the "SEC") made over the last 12 months, copies of which are available from the SEC or may be obtained upon request from Atrium.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS

         *99.1             Press Release of Atrium Companies, Inc. dated January 4, 2001.

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*Filed herewith.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          ATRIUM COMPANIES, INC.



                                          By: /s/ Jeff L. Hull
                                             --------------------------
                                             Name:    Jeff L. Hull
                                             Title:   CEO and President

Date:  January 8, 2001

                               INDEX TO EXHIBITS


   EXHIBIT
   NUMBER
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    *99.1                Press Release of Atrium Companies, Inc. dated January 4, 2001.

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*Filed herewith.